UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2022

Northern Lights Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd Street, Suite 3001

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (510) 323-2526

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	NLITU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	NLIT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	NLITW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed, on February 11, 2022, Northern Lights Acquisition Corp., a Delaware corporation (the “Company”) and 5AK, LLC, the Company’s sponsor (the “Sponsor”), entered into a definitive unit purchase agreement (the “Unit Purchase Agreement”) with SHF, LLC d/b/a Safe Harbor Financial, a Colorado limited liability company (the “Target”), SHF Holding Co., LLC, the sole member of the Target (the “Seller”), and Partner Colorado Credit Union, the sole member of the Seller (the “Seller Parent”), whereby the Company will purchase all of the issued and outstanding membership interests of the Target from the Seller (the “Business Combination”).

On June 28, 2022, the Company held a special meeting of its stockholders (the “Special Meeting”) at which stockholders voted on the proposals set forth below, each of which is described in greater detail in the definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on June 10, 2022.

As of May 19, 2022, the record date for the Special Meeting, there were 12,028,175 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), issued and outstanding and 2,875,000 shares of the Company’s Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), issued and outstanding. At the Special Meeting, there were at least 12,283,846 shares voted by proxy or in person, and each of the proposals was approved by the stockholders. The final voting results for each matter submitted to a vote of the stockholders at the Special Meeting are as follows:

The Business Combination Proposal — To adopt the Unit Purchase Agreement and to approve the transactions contemplated thereunder.

FOR	AGAINST	ABSTENTIONS
12,133,730	150,112	4

The Nasdaq Proposal — To approve, for purposes of complying with Nasdaq Listing Rules 5635(a) and (b), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the private placement to be completed in conjunction with the Business Combination.

FOR	AGAINST	ABSTENTIONS
12,133,643	150,199	4

The Charter Approval Proposal — To approve and adopt the Second Amended and Restated Certificate of Incorporation of the Company (the “Second Amended and Restated Certificate of Incorporation”) to address the needs of the post-combination company.

FOR	AGAINST	ABSTENTIONS
12,133,746	150,096	4

The Governance Proposals — To approve and adopt, on a non-binding advisory basis, certain differences between the Company’s current Amended and Restated Certificate of Incorporation and the Second Amended and Restated Certificate of Incorporation, which are being presented in accordance with the requirements of the SEC as three separate sub-proposals.

Advisory Proposal A. To provide that the affirmative vote of the holders of at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single of class, is required to alter, amend or repeal, or adopt any provision inconsistent with, Articles V (Board of Directors), VI (Stockholders), VII (Liability and Indemnification; Corporate Opportunity), VIII (Exclusive Forum), and IX (Amendments) of the Second Amended and Restated Certificate of Incorporation.

FOR	AGAINST	ABSTENTIONS
11,386,018	915,818	10

Advisory Proposal B. To provide that the affirmative vote of the holders of at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, is required for stockholders of the post-combination company to adopt, amend or repeal the bylaws of the post-combination company.

FOR	AGAINST	ABSTENTIONS
11,386,018	915,818	10

Advisory Proposal C. To provide for a single class of common stock of the post-combination company, entitled to one vote for each share of common stock held of record by such holder on all matters on which stockholders generally are entitled to vote (other than certain amendments relating to preferred stock) and decrease our total number of authorized shares of common stock from 137,500,000 shares to 130,000,000 shares, which would consist of (i) increasing the post-combination company’s authorized Class A Common Stock from 125,000,000 shares to 130,000,000 shares, (ii) eliminating the Class B Common Stock by decreasing the post-combination company’s authorized Class B Common Stock from 12,500,000 shares to zero shares, (iii) and designating 1,250,000 shares of preferred stock.

FOR	AGAINST	ABSTENTIONS
12,133,720	150,122	4

The Director Election Proposal — To elect the following two directors to the Company’s board of directors to serve as directors for a term of three years expiring at the annual meeting of stockholders to be held in 2025 or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal.

NOMINEE	FOR	WITHHELD

Jonathan Summers	12,123,760	160,086
Karl Racine	12,123,760	160,086

The Incentive Plan Proposal — To approve the SHF Holdings, Inc. 2022 Stock Incentive Plan, including the authorization of the initial share reserve of 4,037,147 shares of Class A Common Stock under the Incentive Plan.

FOR	AGAINST	ABSTENTIONS
11,360,920	914,720	8,206

The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Proposal, the Charter Approval Proposal, the Governance Proposals, the Director Election Proposal, or the Incentive Plan Proposal.

FOR	AGAINST	ABSTENTIONS
12,128,645	150,147	5,054

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN LIGHTS ACQUISITION CORP.

Date: June 29, 2022	By:	/s/ John Darwin
John Darwin
Co-Chief Executive Officer